UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                October 25, 2005
                Date of Report (Date of earliest event reported)

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

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        Delaware                        333-92383                06-1397316
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
of Incorporation                                             Identification No.)

                              ---------------------

                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2005, Charles River Laboratories International, Inc. issued a press release providing financial results for the third quarter ended September 24, 2005.

The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.


ITEM 2.05. Costs Associated with Exit or Disposal Activities

ITEM 2.06. Material Impairments

As part of the initiative to improve overall operating efficiency within our Interventional and Surgical Services (ISS) Preclinical business, on October 25, 2005, the officers of the Company committed to close the Preclinical Services Wisconsin location and consolidate our ISS operations. The closure is expected to result in a one-time pre-tax charge of approximately $6.2 million which will be recorded in the fourth quarter of 2005. The pre-tax charge consists of an impairment charge of approximately $6.1 million relating to intangibles and property as well as a cash severance charge of approximately $0.1 million. Additional severance related expenses of approximately $0.4 million are expected to be recognized during 2006. The tax benefit is approximately $1.7 million.

Additionally, at the same time, as part of our initiative to improve overall operating efficiency mainly within our Clinical Services business during the fourth quarter, the officers of the Company concluded that the Company will record an impairment with respect to certain lease obligations as well as severance costs related to headcount reductions. The charges are expected to result in a one-time pre-tax charge of $2.1 million which will be recorded in the fourth quarter of 2005. The pre-tax charge of $2.1 million consists of an impairment charge of approximately $1.6 million and other cash charges of $0.5 million. The tax benefit is approximately $0.6 million.

A copy of the press release announcing the closure the Wisconsin ISS location and the other actions the Company is taking to improve operating efficiency which are resulting in material charges is attached hereto as Exhibit 99.1.


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ITEM 9.01.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1      Press release dated October 27, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHARLES RIVER LABORATORIES
                                 INTERNATIONAL, INC.

Dated: October 27, 2005

                                      By: /s/ Jody Acford
                                          --------------------------------------
                                              Jody Acford, Corporate Senior Vice
                                              President, General Counsel and
                                              Corporate Secretary


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                                  Exhibit Index


Exhibit No.           Description
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99.1                  Press release dated October 27, 2005.


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